SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 1, 2002

                         Polaris Aircraft Income Fund II
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         California                      33-2794                94-2985086
 ----------------------------          -----------            -------------
 (State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


201 High Ridge Road, Stamford, Connecticut                         06927
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (203) 357-3776
                                                   --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On August 1, 2002, the Board of Directors of the general partner of Polaris Aircraft Income Fund II, a California limited partnership (the "Partnership"), on behalf of the Partnership, adopted a resolution dismissing Arthur Andersen LLP ("Andersen") as the Partnership's auditors and appointed Ernst & Young ("E&Y") to replace Andersen.

         Andersen's reports on the Partnership's financial statements as of and for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Partnership's financial statements for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Partnership did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         The Partnership has provided Andersen with a copy of the foregoing statements. Because the Partnership has been informed by Andersen that as of July 1, 2002 it would not be providing the letter stating that it was in agreement with the statements contained herein, no such letter is attached to this filing as an Exhibit. The inability to obtain such letter from Andersen and not attaching a letter to this filing is permitted by Item 304T(b)(2) of Regulation S-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2002         POLARIS AIRCRAFT INCOME FUND II,
                              a California Limited Partnership

                              By:  Polaris Investment
                                   Management Corporation, as
                                   General Partner


                                   By:  /S/Stephen E. Yost
                                        ----------------------------------------
                                        Stephen E. Yost, Chief Financial Officer